Exhibit 32.2

Certification of Principal Financial Officer Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002

I, Glenn J. Heiar, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 1 to Annual Report of Armor Holdings, Inc. on Form 10-K/A for the fiscal year ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Amendment No. 1 to Annual Report on Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Armor Holdings, Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: April 30, 2007

By: /s/ Glenn J. Heiar Name: Glenn J. Heiar Title: Chief Financial Officer